BETA Technologies, Inc. Announces Third Quarter 2026 Results

Company delivers record quarterly revenue, achieves landmark FAA market survey authorization and surpasses key year-end goals ahead of schedule.
SOUTH BURLINGTON, Vt. – November 3, 2026 – BETA Technologies, Inc. (NYSE: BETA) (“BETA” or the “Company”), an aerospace and defense company, today announced its financial and operating results for the third quarter ended September 30, 2026.
“This was our strongest quarter of revenue since inception, and we’re exceeding the targets we set at the beginning of 2026,” said Kyle Clark, founder and chief executive officer of BETA. “We’ve now flown more than 250,000 nautical miles, advanced commercial operations through our eIPP launches, and secured a historic FAA authorization to fly prospective customers aboard our A250 electric VTOL aircraft. Each of these milestones builds on years of engineering and real-world operating experience. Our vertically integrated, stepwise approach allows us to take what we're learning in the field and apply it directly to improving our aircraft. We’re demonstrating that our partnerships and strategy are working, and we are carrying that momentum into scaling production as we advance toward commercial certification.”
Business Highlights
•Achieved Historic FAA Authorization: BETA’s A250 became the first electric vertical takeoff and landing (VTOL) aircraft to receive a Federal Aviation Administration (“FAA”) Special Airworthiness Certificate for market surveys, enabling demonstration flights with customers onboard ahead of type certification. The authorization builds on years of rigorous A250 flight testing and BETA’s existing CX300 market survey authorization, broadening opportunities to demonstrate both aircraft in real-world operating environments.
•Delivered Record Revenue: Generated record quarterly revenue of $17.7 million, representing 98% year-over-year growth and exceeding the Company’s guidance range. Revenue is entirely organic.
•Surpassed Year-End Flight Target: Exceeded 250,000 nautical miles flown across BETA’s aircraft fleet ahead of schedule, building operational experience across a range of missions and environments. This milestone reflects the continued expansion of flight operations across both CTOL and VTOL aircraft, generating valuable real-world performance data to support ongoing development and certification efforts.
•Expanded Charging Network to 168 Sites: Increased the reach of BETA’s open, interoperable charging infrastructure, supporting aircraft operations across the United States and providing the infrastructure for broader electric aviation adoption.
•Increased Aircraft Backlog: Increased commercial aircraft backlog to just over $4.0 billion, surpassing the Company’s year-end target. The backlog represents 1,040 aircraft in firm and option orders supported by financial commitments.

•Broadened Electric Aviation Operations Across the United States: BETA has launched 6 of the 7 selections in the FAA’s eVTOL Integration Pilot Program (eIPP). Select missions included transporting medical supplies in North Carolina, delivering emergency response equipment in Texas and moving time-sensitive cancer medicines in Utah.
Financial Highlights
•Q3 Revenues of $17.7 million
•Q3 Net loss of ($119.1) million
•Q3 Adjusted EBITDA of ($97.4) million
Third Quarter 2026 Key Financial Metrics
(in thousands)

	Three Months Ended September 30,
	2026	2025
Revenues	$17,672	$8,918
Cost of revenues	4,933	2,741
Gross margin	12,739	6,177
Research and development	90,536	56,371
General and administrative	50,007	30,380
Total operating expenses	140,543	86,751
Loss from operations	(127,804)	(80,574)
Net loss	(119,119)	(437,214)
Adjusted EBITDA(1)	(97,449)	(67,575)
Capital expenditures(2)	28,781	12,957
Aircraft components	9,702	-
Cash and cash equivalents	1,343,055	687,627
(1) In addition to results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains financial measures that are not calculated and presented in accordance with GAAP. See “Non-GAAP Financial Measures” for definitions of these non-GAAP financial measures. A reconciliation of the non-GAAP measures to their related GAAP measures can be found in the supplemental tables later in this press release.
(2) Represents purchases of property and equipment.

Revenues for the quarter ended September 30, 2026 were $17.7 million, compared to $8.9 million for the quarter ended September 30, 2025. Product revenues and service revenues were $5.2 million and $12.5 million, respectively.
Operating expenses for the quarter ended September 30, 2026 were $140.5 million, including research and development expenses of $90.5 million. Non-cash warrant expense related to the collaborative arrangement with GE Aerospace of $5.8 million was embedded in research and development expenses in the quarter. Investments in research and development enable BETA’s certification programs and the further advancement of its enabling technologies.
Net loss and Adjusted EBITDA for the quarter ended September 30, 2026 were ($119.1) million and ($97.4) million, respectively.

Capital expenditures for the quarter ended September 30, 2026 were $28.8 million, compared to $13.0 million for the quarter ended September 30, 2025. Cash and cash equivalents totaled $1,343.1 million as of September 30, 2026, compared to $687.6 million as of September 30, 2025, reflecting successful private financings and the proceeds from our IPO.
Financial Outlook
BETA increases full year 2026 revenue guidance to be in the range of $52 million to $57 million and maintains full year 2026 Adjusted EBITDA guidance to be in the range of ($400) million to ($445) million.
BETA has not reconciled its forward-looking Adjusted EBITDA guidance because certain items that impact this non-GAAP metric are uncertain or out of BETA’s control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of BETA’s Class A common stock, BETA’s future hiring needs, and other factors, all of which are difficult to predict, subject to frequent change, or not within BETA’s control. The actual amount of these expenses during 2026 could materially affect BETA’s future GAAP financial results. Accordingly, a reconciliation of this forward-looking non-GAAP metric is not available without unreasonable effort.
Webcast and Conference Call Details
BETA will host a live webcast and conference call at 8:30 am ET today to discuss the quarter’s financial and operating results. A link to the live webcast and supporting materials can be accessed on the Company’s Investor Relations website and a replay webcast will be available following the call. Participants may also join the conference call by registering on our Investor Relations website.
Investors should note that BETA may use our website (investors.beta.team) and BETA’s company account on Instagram and LinkedIn as a means of disclosing information and for complying with BETA’s disclosure obligations under Regulation FD. The information BETA provides through these channels may be deemed material. Investors should monitor these channels in addition to reviewing BETA’s press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls.
About BETA Technologies, Inc.
BETA (NYSE: BETA) is an aerospace and defense company designing, manufacturing and selling high-performance electric aircraft, advanced electric propulsion systems, components and charging systems to top operators worldwide. BETA’s intentional approach to developing the enabling technologies necessary to electrify aviation unlocks lucrative aftermarket revenue opportunity over the life of each aircraft. These highly scalable enabling technologies allow BETA to serve a customer base across cargo and logistics, defense, passenger and medical end markets and unlock cost-effective and safe missions. Visit www.beta.team for more information about BETA and its products.
Contacts
Media:
Nat Bol, external communications
press@beta.team
Investor Relations:
Devon Rothman, head of investor relations and FP&A
investors@beta.team

Forward-Looking Statements
This press release and the accompanying earnings call contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. These forward-looking statements include, among others, statements we make regarding our future financial and operating performance, including our outlook and guidance; our regulatory outlook, progress and timing; our business strategy, plan, objectives, and goals; capital needs and the growth of our operations, manufacturing capabilities, and supporting infrastructure for aircraft development and deployment; plans and anticipated benefits with respect to our collaborations with third parties; our ability to further progress the eIPP across all seven selections; and projected demand for our aircraft, other products, and services.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, factors described throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Annual Report on Form 10-K for the year ended December 31, 2025 and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2026, as such descriptions may be updated or amended by the factors that will be included in the future reports we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release and the accompanying earnings call.
Any forward-looking statement made by us in this press release and the accompanying earnings call is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement whether as a result of new information, future developments or otherwise, except as required by law.
Non-GAAP Financial Measures
In addition to traditional financial metrics, we use EBITDA and Adjusted EBITDA to help us evaluate our business.
We define EBITDA as net loss adjusted for interest income, interest expense, provision for income taxes, and depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for loss on issuance of convertible preferred stock, stock-based compensation, warrant expense, acquisition-related expense, asset disposal and other related costs, and IPO costs.

We believe that these non-GAAP measures provide useful information to investors because they allow for greater transparency into what measures we use in operating our business and measuring our performance and enable comparison of financial trends and results between periods where items may vary independent of business performance. These non-GAAP measures are presented for supplemental informational purposes and should not be considered as substitutes for or superior to financial information presented in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude certain expenses that are required by GAAP to be recorded in our financial statements and they are subject to inherent limitations as they reflect the exercise of judgment by our management about which expenses are excluded or included in determining these non-GAAP financial measures. Further, non-GAAP financial measures are not standardized. It may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. In addition, investors are encouraged to review our consolidated financial statements included in our filings with the SEC in their entirety and not rely solely on any single financial measure.
We caution readers that our definitions of these non-GAAP financial measures may not be calculated in the same manner as similar measures used by other companies. Reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures are included in the supplemental tables attached to this press release.

BETA Technologies, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Product	$5,184	$2,917	$9,427	$7,993
Service	12,488	6,001	33,036	16,490
	17,672	8,918	42,463	24,483
Cost of revenues:
Product	2,516	1,660	4,773	2,255
Service	2,417	1,081	11,098	3,415
	4,933	2,741	15,871	5,670
Gross margin:
Product	2,668	1,257	4,654	5,738
Service	10,071	4,920	21,938	13,075
	12,739	6,177	26,592	18,813
Operating expenses:
Research and development	90,536	56,371	304,640	170,484
General and administrative	50,007	30,380	140,831	86,241
Total operating expenses	140,543	86,751	445,471	256,725
Loss from operations	(127,804)	(80,574)	(418,879)	(237,912)
Other (income) expense:
Interest income	(12,515)	(2,628)	(40,289)	(7,348)
Interest expense	3,678	3,464	10,956	9,214
Loss on issuance of convertible preferred stock	-	355,551	-	355,551
Total other (income) expense	(8,837)	356,387	(29,333)	357,417
Loss before income taxes	(118,967)	(436,961)	(389,546)	(595,329)
Provision for income taxes	152	253	635	580
Net loss	(119,119)	(437,214)	(390,181)	(595,909)
Convertible preferred stock paid-in-kind dividend	-	14,596	-	39,136
Net loss attributable to common stockholders	$(119,119)	$(451,810)	$(390,181)	$(635,045)
Net loss per share attributable to common stockholders, basic and diluted	$(0.51)	$(9.83)	$(1.68)	$(13.86)

BETA Technologies, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$1,343,055	$1,710,227
Accounts receivable	7,152	5,747
Prepaid expenses and other current assets	16,958	23,494
Total current assets	1,367,165	1,739,468
Property and equipment, net	424,561	348,540
Operating lease right-of-use assets	28,978	16,417
Aircraft components	26,348	-
Other assets	10,455	1,840
Total assets	$1,857,507	$2,106,265
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$33,532	$24,503
Accrued expenses	45,974	35,109
Payroll liabilities	18,383	3,334
Deferred revenue	5,481	3,704
Operating lease liabilities	2,552	1,551
Notes payable	9,988	5,711
Other current liabilities	2,877	2,483
Total current liabilities	118,787	76,395
Deferred revenue, non-current	14,595	12,550
Operating lease liabilities, non-current	29,044	16,838
Notes payable, non-current	174,025	179,799
Other liabilities	3,320	2,847
Total liabilities	339,771	288,429
Total stockholders’ equity(1)	1,517,736	1,817,836
Total liabilities and stockholders’ equity	$1,857,507	$2,106,265
(1) Includes all components of stockholders’ equity, as will be presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

BETA Technologies, Inc.
Non-GAAP EBITDA and Adjusted EBITDA Reconciliation
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net loss	$(119,119)	$(437,214)	$(390,181)	$(595,909)
Increase (decrease) as adjusted for:
Interest income	(12,515)	(2,628)	(40,289)	(7,348)
Interest expense	3,678	3,464	10,956	9,214
Provision for income taxes	152	253	635	580
Depreciation and amortization	6,896	5,794	19,369	16,314
EBITDA	$(120,908)	$(430,331)	$(399,510)	$(577,149)
Loss on issuance of convertible preferred stock	-	355,551	-	355,551
Stock-based compensation	11,055	5,205	49,145	16,819
Warrant expense	5,760	308	17,091	308
Acquisition-related expense(1)	-	-	16,147	-
Asset disposal and other related costs	6,411	932	12,153	2,473
IPO costs(2)	233	760	469	1,310
Adjusted EBITDA	$(97,449)	$(67,575)	$(304,505)	$(200,688)
(1) Includes acquired in-process research and development expense of $15,003 and direct transaction costs of $1,144.
(2) Represents accounting and advisory expenses incurred in connection with becoming and operating as a public company.